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                                                                January 21, 1998

VIA FEDERAL EXPRESS

Zenith National Insurance Corp.
21255 Califa Street
Woodland Hills, CA 91367-5021
Attention: Mr. Hyman J. Lee, Jr.

      Re:  AMENDMENT NO. 1 TO CREDIT AGREEMENT

Dear Hyman:

           Zenith National Insurance Corp. (the "Borrower") has requested that Bank of America National Trust and Savings Association (the "Bank") amend the definition of "Risk-Based Capital" contained in the Credit Agreement, dated as of July 24, 1997, between the Borrower and the Bank (the "Credit Agreement"). The Bank has agreed to amend the Credit Agreement to the extent and on the terms and conditions contained herein. Capitalized terms used herein without definition shall have the meanings provided therefor in the Credit Agreement.

           The definition of Risk-Based Capital contained in the Credit Agreement is hereby amended to add the following after the first sentence of the definition thereof:

           "With respect to each quarter other than the fiscal year end, the amount used in such ratio for the Company Action Level shall be that which was calculated as of the prior year end."

           Except as amended hereby, the Credit Agreement and all Loan Documents shall remain in full force and effect without amendment or modification. The amendment contained herein is specifically limited to the terms hereof.

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Zenith National Insurance Corp.
January 21, 1998
Page 2

           Please evidence your agreement with the foregoing by executing this letter and returning it to the Bank.

                                            Very truly yours,

                                            BANK OF AMERICA NATIONAL TRUST
                                            AND SAVINGS ASSOCIATION



                                            By: /s/ Michael T. Ernst
                                               --------------------------------
                                            Its: Michael T. Ernst
                                                -------------------------------
Accepted and agreed to this 22 day              Managing Director
of January, 1998.


ZENITH NATIONAL
INSURANCE CORP.


By: /s/ Fredricka Taubitz
   ------------------------------
Its: Exec. Vice Pres & Chief Financial Officer
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